Exhibit 32.2
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, William H. Schafer, Executive Vice President and Chief Financial Officer of Developers Diversified Realty Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The quarterly report on Form 10-Q of the Company for the period ended September 30, 2007 which this certification accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William H. Schafer
William H. Schafer
Executive Vice President and Chief Financial Officer
November 9, 2007